TEGO

TEGO CYBER INC.

THREAT INTELLIGENCE + HUNTING + CORRELATION

Tego (Tay-Go from Latin) – To shield, cover and protect

Investor Presentation December 18, 2024

DISCLAIMER

The statements contained in this presentation that are not purely historical, are forward-looking statements within the meaning of applicable securities laws. Forward-looking statements include statements regarding the Company's "expectations," "intentions," "beliefs," or "strategies" in the future, whether or not those words are used.

Forward-looking statements also include statements regarding the future size of the cybersecurity economy and the Company's anticipated customers. Forward-looking statements in this presentation are based upon a number of assumptions, some of which may not materialize, and unanticipated events may occur which could affect the actual results achieved by the Company during the periods covered.

All forward-looking statements included in this presentation are based on information available as of the date of the presentation, and the Company assumes no obligation to update any such statements other than as required by applicable laws. Actual results could differ materially from the forward-looking statements.

TEGO

Tego Threat Intelligence Feed

Assemble



Aggregate 60+ Paid and Open-Source Data Feeds

Enrich Data



< .02% False Positives**

Dedupe incoming alerts and add Context to Data Feed

Implementation

splunk>
Cribl
elastic


API

Amazon Security Lake
Query

Single API integration to Existing SEIM (< 30 min)

Threat Detection and Correlation Engine

Insight



Accurately identify and prioritize threats to your organization

TEGO

Reduce the noise with security threats

** Third Party Testing in Production Environments

TEGO Regulatory Update

- Current Status regarding the timing of the 10K and 10Q. How does that affect the disclosure on OTC Markets back to the Current QB status?

- Why was there a delay?

- What steps has management taken to prevent future delays from occurring?

- What is the reason for the share increase?

TEGO

MISSION

To deliver a comprehensive cybersecurity Solution designed to DETECT, DEFEND, and DEFEAT cyber threats, empowering organizations to focus on their operational outcomes and objectives.

TEGO

Vision Statement

To become the Global Leader in Cyber Defense by offering three unique value propositions.

THREAT INTELLIGENCE SHARING

A global threat intelligence-sharing platform that rewards organizations for its contributions, providing more timely and actionable intelligence to all subscribers.

AUTONOMOUS CYBERSECURITY PLATFORM

A fully autonomous cybersecurity platform that detects and mitigates threats in real-time and provides human-readable explanations for its actions.

PREVENTION OF ZERO DAY THREATS

A platform that uses advanced machine learning and predictive analytics to identify vulnerabilities before they become exploitable zero-day threats. This would shift the focus from reactive to proactive threat management.

TEGO

TEGO

X

cloudcover

Merged, we will be developing the future

Problems We Solve

Disjointed Products

Tego and CloudCover technologies combine to deliver a more comprehensive solution, reducing the number of tools security teams need

World Class Advanced Protection

A fully autonomous cybersecurity platform that detects and mitigates threats in real-time and provides human-readable explanations for its actions.

PREVENTION OF ZERO DAY THREATS

Together we don't just protect from known threats, we're able to prevent threats never before seen. In short, we find the needles in the stack of needles.

Timely Threat Intelligence

Subscription based threat intelligence sharing improves security posture for all subscribers

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What should the Shareholders expect in goals and objectives for Q1 2025/Fiscal Q3

- How should a shareholder understand value and measure Tego's Success?
- Dilution and Capital Formation
- Registration Statement

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Current Sales and Pipeline Report

Current Pipeline

100+

Active JV Opportunities

7

Referral Network

20+

Current Integrations

6

TEGO

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Banker and Capital Partners

ARC

GROUP

TEGO

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MANAGEMENT TEAM



bobbymikkelsen

BOBBY MIKKELSEN

Chief Executive Officer & Chief Financial Officer

Bobby brings a diverse perspective to Tego, combining seasoned experience in finance and accounting, strategy leadership and investor relations. As a C-Level executive and business advisor, for nearly 20 years, he has been instrumental in developing accounting systems and controls for complex organizations, corporate development, mergers and acquisitions, and fundraising, with total transactions valued over $100 million. Mr. Mikkelsen received his bachelor's degree in accounting in 2004 from the Eller College of Business, University of Arizona. After graduating, Mr. Mikkelsen went on to work as an auditor for Henry & Horne, LLP in Arizona. Mr. Mikkelsen's career in public accounting included working with a client base which was diverse in size and sector, revenue ranging from $100 thousand to $1 billion annually. Has worked with a client base that is diverse in both size and industry, working with small non-profits, large government agencies and medium-sized business, including those in the health care, pharmaceutical and tech sectors.



swilkinsoncyber

SHANNON WILKINSON

Co-Founder, Director, Chief Technical Officer

Shannon is a graduate from the University of Nevada, Las Vegas with a Bachelor's degree in Management Information Systems. She earned her Master's degree in Information Systems Management from the University of Phoenix. The first 12 years of her career were spent overseas, working for the United Nations Department of Peacekeeping Operations building mission critical software platforms. In the fall of 2019, Shannon co-founded Tego Cyber Inc. with a mission to develop an innovative threat intelligence application designed to help macro enterprises effectively respond to the ever-changing cyber threat landscape. Shannon was selected as the 2018 Las Vegas Women in Technology - Cybersecurity, 2017 Las Vegas Women in Technology Entrepreneur as well as appeared in the MyVEGAS Magazine Top 100 Women of Las Vegas in 2021, 2017 and 2018. She has authored an Amazon Best Seller, and is featured on several news sources as a cybersecurity expert.



melmknight

MELISSA KNIGHT

Chief Information Security Officer

Melissa had a successful career in government and commercial sectors with expertise in Cyber Defense Operations. She held leadership roles with the Department of Defense and US Department of Energy's National Nuclear Security Administration security operations teams while also serving as an active CSIRT member who supported government intrusion cases. Melissa transitioned her US Federal experience into a private sector role leading Security Operations for Sands Corporation in Las Vegas, Macau, and Singapore where she spearheaded the development of three Global SOCs in less than a year. Melissa is a specialist in security operations, threat intelligence, and elevating customer success. Melissa then served as Vice President of Managed Security Services for Herjavec Group, reporting directly to CEO and Shark Tank investor Robert Herjavec, managing 120+ people across functional business units, before joining Brier & Thorn, a managed security service provider (MSSP), as its CISO.

BOARD OF DIRECTORS



SHANNON WILKINSON

Co-Founder, Director

swilkinsoncyber



TROY WILKINSON

Co-Founder, Director

kosovotroy



MICHAEL DE VALERA

Director

michael-de-valera



CHRIS WHITE

Director

chris-white-a135631b



JON JENSEN

Director

Jon-Jensen-741a09

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Conclusion

- We understand that many shareholders may have questions following today's presentation. To ensure we address everyone's inquiries, please email your questions to investor@tegocyber.com. We plan to compile and post the answers on our website shortly after the holidays, allowing all shareholders to review the questions and responses.

- As we wrap up this call, I want to emphasize the importance of staying informed about the development of this emerging company. I encourage everyone to remain engaged and connected with us as we progress. We invite you to join our series of calls over the next year to stay updated. Our next call is tentatively scheduled for March 26, 2025, at 4:30 PM Eastern Time.

- Once amalgamated, we envision creating a genuinely unique cybersecurity platform in the marketplace. Through our joint efforts, we will develop a comprehensive solution that stands out in a competitive environment and provides robust protection against the rapidly evolving cybercrime landscape. Our unwavering commitment to this vision will deliver exceptional value to our customers and shareholders. The Tego team will unite diverse talents, united in building a solution designed to detect, defend, and defeat cyber threats.

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Tego Cyber Inc.
8565 South Eastern Avenue, Suite 150
Las Vegas, Nevada 89123 USA
Telephone: (855) 939-0100 (USA & Canada)
Telephone: +1 725-726-7840 (Worldwide)
Email: info@tegocyber.com
Email: investor@tegocyber.com (Investor Relations)
Website: tegocyber.com

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